As filed with the Securities and Exchange Commission on 12/27/2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22720)

KKR Series Trust
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94101
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

KKR Series Trust

KKR Alternative High Yield Fund

Annual Report

October 31, 2013

Alternative High Yield Fund	October 31, 2013

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Disclosure of Fund Expenses	37
Trustees and Officers	38
Additional Information	40
Privacy Notice	41

The KKR Series Trust (the “Trust”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-859-3943; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Annual Report

This report provides management’s discussion of fund performance for the KKR Alternative High Yield Fund (the “Fund”). In our second annual report for the Fund, we look forward to updating you on some of the broad economic trends in both the United States and abroad and how they are impacting the investment environment in which the Fund operates.

Looking Back on the Markets

We launched the Fund last year amidst a market backdrop which was increasingly driven by policymaking by elected officials and central bank officials across the globe. We believe this has been a steady theme in the aftermath of the global financial crisis of 2007-2009. The European Central Bank (“ECB”) President Mario Draghi’s “bumble bee” speech in July 2012, in which he indicated that the ECB was ready to do whatever it takes to preserve the euro, launched a risk rally that gained momentum throughout the second half of 2012. Today, we find the search for yield continues against a backdrop of exceptionally low interest rates and repeated injections of liquidity through central bank asset purchases around the world. The end of 2012 saw the United States reach a last-minute political deal to avert a fiscal crisis, and in October 2013, a two-week shutdown of the federal government resulted in extending the debt ceiling to February 7, 2014.

Nonetheless, we believe the U.S. economy will continue to press forward with modest GDP growth. The Federal Reserve has signaled continued accommodative policy, suppressing views that intermediate-term rates would rise quickly and thereby extending the constructive macroeconomic environment for risk assets. We continue to see attractive value in credit products on a relative basis and believe high-yield and spread products stand to benefit from Federal Reserve’s renewed accommodative monetary policy.

Most recently, after seeing the Chicago Board Options Exchange Market Volatility Index (“VIX”) soar 32.76% in the second quarter, volatility flat-lined in the third quarter with the VIX returning -1.54%. Investors looking for yield have reacted by turning to the bond markets. Additionally, we have witnessed a resurgence of high yield ETFs in recent months, with approximately $10 billion added in the 10-week period ended October 23, 2013. Flows for loans followed a similar pattern to high yield ETFs throughout the third quarter, although October did see the pace of retail inflows taper with lessening rate concerns. The period of June through October saw $23.3 billion enter the loan asset class, with weekly inflows of slightly more than +$600 million in October alone.(1)

Fund Performance

The Fund is a non-diversified, open-end management investment company. The Fund seeks to generate an attractive total return consisting of a high level of current income and capital appreciation. The Fund allocates capital across a portfolio of fixed-income investments, including high yield bonds, notes, debentures, convertible securities, preferred stock and loans.

The Fund launched on October 23, 2012. The following represents performance and portfolio characteristics as of October 31, 2013:

As of October 31, 2013, the Fund held 76.5% of its net assets in high yield corporate debt and 16.0% of its net assets in first and second-lien leveraged loans. The Fund’s 264 investments represented obligations and equity interests in 194 companies diversified across 23 distinct industries. The top ten issuers represented 19.6% of the total holdings in the Fund while the top five industry groups represented 54.5% of the Fund’s total holdings. The Fund’s Securities and Exchange Commission 30-day yield as of October 31, 2013 was 5.07% for the Fund’s Institutional Class, 4.92% for the Fund’s Investor Class, 5.17% for the Fund’s KKR Class and the Fund’s duration was approximately five years.

(1) Source: JP Morgan High Yield and Leveraged Loan Research as of November 1, 2013.

From November 14, 2013 (commencement of operations of the Institutional Class and the Investor Class) to October 31, 2013, the Fund generated returns of 7.92% for the Institutional Class shares and 7.94% for the Investor Class shares. Over this time period, the Bank of America Merrill Lynch High Yield Master II Index returned 9.09%. For the fiscal year ended October 31, 2013, the Fund generated returns of 7.66% for the KKR Class shares. Over this time period, the Bank of America Merrill Lynch High Yield Master II Index returned 8.83%.

Business Updates

On October 18, 2013, KKR & Co L.P. (together with the Fund’s Adviser and its other affiliates, “KKR”) announced a transaction to acquire 100% of Avoca Capital (“Avoca”), a leading European credit manager with approximately €6 billion/$8 billion of assets under management across 21 funds and separate accounts. Avoca was established in 2002 and operates across five European credit strategies including Senior Secured Loans, Credit Opportunities, Long/Short Credit, Global Convertible Bonds, Structured and Illiquid Credit. We believe Avoca’s investment philosophy complements that of the Fund’s Adviser, and the acquisition represents a significant expansion of KKR’s capabilities in the rapidly growing market for European public credit. We believe that the Avoca acquisition could offer an incremental source of investment ideas for the Fund. We believe this acquisition, expected to close in the first quarter of 2014, offers exciting investment opportunities for KKR as a whole.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of the Fund specifically and the leveraged finance market place generally. Information about the Fund is available on our website at kkrfunds.com.

The Fund is distributed by Quasar Distributors, LLC, which is not affiliated with KKR or any of its affiliates.

Disclosure

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The Fund’s Adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the Adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the

Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-859-3943 or visit www.kkrfunds.com for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

The Fund is a recently organized, non-diversified, open-end investment company with limited history. The value of the securities and instruments in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund’s investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics. The Fund’s investments in below investment grade (commonly referred to as “junk” or high-yield) instruments may be particularly susceptible to economic downturns, which could cause losses. The risks associated with the Fund’s investments in loans are similar to the risks of investing in high yield securities. If interest rates increase, then the price of fixed-rate fixed-income instruments will generally decrease. The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so. The value of the Fund’s investments in equity securities will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund. The Fund’s investments in securities or other instruments of non-U.S. issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value. The risk of loss from a short sale is unlimited because the Fund must purchase the shorted security at a higher price to complete the transaction and there is no upper limit for the security price.

Performance Information

Average Annual Total Returns	Since Inception
Period Ended October 31, 2013	(11/14/2012)
KKR Alternative High Yield Fund — Investor Class	7.94%
KKR Alternative High Yield Fund — Institutional Class	7.92%
BofA Merrill Lynch High Yield Master II Index	9.09%

Average Annual Total Returns	One	Since Inception
Period Ended October 31, 2013	Year	(10/23/2012)
KKR Alternative High Yield Fund — KKR Class	7.66%	7.55	%^
BofA Merrill Lynch High Yield Master II Index	8.83%	8.46	%^

* Performance of other classes will be greater or less than the line shown based on fees paid by shareholders investing in the different classes.

^ Annualized.

Schedule of Investments

	Par†		Value
HIGH YIELD SECURITIES - 76.5%
Automobiles & Components - 0.7%
Delphi Corp.
5.000%, 02/15/2023		263,000	$276,150
INA-Holding Schaeffler GmbH & Co. KG
8.500%, 02/15/2019 (a) (j)		187,000	210,375
4.750%, 05/15/2021 (a) (j)		324,000	323,190
			809,715
Capital Goods - 11.8%
American Builders & Contractors Supply Co., Inc.
5.625%, 04/15/2021 (a)		501,000	507,263
B/E Aerospace, Inc.
5.250%, 04/01/2022		49,000	50,347
Belden, Inc.
5.500%, 09/01/2022 (a)		1,096,000	1,096,000
Bombardier, Inc.
6.125%, 01/15/2023 (a) (j)		820,000	830,250
Builders FirstSource, Inc.
7.625%, 06/01/2021 (a)		739,000	768,560
Calcipar SA
6.875%, 05/01/2018 (a) (j)		1,124,000	1,180,200
Great Lakes Dredge & Dock Corp.
7.375%, 02/01/2019		1,842,000	1,892,655
Jeld-Wen Escrow Corp.
12.250%, 10/15/2017 (a)		1,346,000	1,537,805
Maxim Crane Works LP (Maxim Finance Corp.)
12.250%, 04/15/2015 (a)		497,000	511,910
Mueller Water Products, Inc.
8.750%, 09/01/2020		194,275	217,588
7.375%, 06/01/2017		1,235,000	1,272,050
New Enterprise Stone & Lime Co., Inc.
13.000%, 03/15/2018 (d) (f) (g)		1,714,915	1,800,661
The Manitowoc Co., Inc.
5.875%, 10/15/2022		484,000	488,840
United Rentals North America, Inc.
10.250%, 11/15/2019		915,000	1,035,094
9.250%, 12/15/2019		587,000	659,641
			13,848,864
Commercial & Professional Services - 1.9%
Ceridian Corp.
11.000%, 03/15/2021		940,000	1,099,800
8.875%, 07/15/2019 (a)		777,000	899,378
Verisure Holding AB
8.750%, 09/01/2018 (a) (j)	EUR	126,000	187,329
			2,186,507
Consumer Durables & Apparel - 1.3%
Easton-Bell Sports, Inc.
9.750%, 12/01/2016		240,000	252,902
Hot Topic, Inc.
9.250%, 06/15/2021 (a)		1,126,000	1,179,485

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 76.5% (continued)
Consumer Durables & Apparel - 1.3% (continued)
Masonite International Corporation
8.250%, 04/15/2021 (a) (j)	112,000	$123,200
PVH Corp.
4.500%, 12/15/2022	8,000	7,620
		1,563,207
Consumer Services - 0.7%
Ameristar Casinos, Inc.
7.500%, 04/15/2021	484,000	531,190
Education Management Corp.
15.000%, 07/01/2018	240,528	260,973
		792,163
Diversified Financials - 2.3%
FTI Consulting, Inc.
6.750%, 10/01/2020	1,015,000	1,086,050
6.000%, 11/15/2022	152,000	155,040
Nuveen Investments, Inc.
5.500%, 09/15/2015	632,000	613,040
TransUnion Holding Co., Inc.
11.375%, 06/15/2018	788,000	874,680
		2,728,810
Energy - 2.6%
Antero Resources Corp.
5.375%, 11/01/2021 (a)	252,000	256,095
Bill Barrett Corp.
7.625%, 10/01/2019	774,000	816,570
Hilcorp Energy I LP (Hilcorp Finance Co.)
7.625%, 04/15/2021 (a)	603,000	654,255
SandRidge Energy, Inc.
7.500%, 03/15/2021	1,261,000	1,336,660
		3,063,580
Food, Beverage & Tobacco - 1.3%
B&G Foods, Inc.
4.625%, 06/01/2021	1,175,000	1,147,094
Dean Foods Co.
9.750%, 12/15/2018	19,000	21,541
Smithfield Foods, Inc.
5.875%, 08/01/2021 (a)	385,000	402,325
		1,570,960
Health Care Equipment & Services - 5.0%
CRC Health Group, Inc.
10.750%, 02/01/2016	1,078,000	1,083,390
DJO Finance LLC
8.750%, 03/15/2018	505,000	552,975
HealthSouth Corp.
5.750%, 11/01/2024	311,000	308,667
IMS Health, Inc.
7.375%, 09/01/2018 (a) (d)	113,000	116,814
MedAssets, Inc.
8.000%, 11/15/2018	1,876,000	2,030,770

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 76.5% (continued)
Health Care Equipment & Services - 5.0% (continued)
Select Medical Corp.
6.375%, 06/01/2021		1,817,000	$1,753,405
			5,846,021
Insurance - 3.4%
CNO Financial Group, Inc.
6.375%, 10/01/2020 (a)		1,079,000	1,135,647
Towergate Finance PLC
10.500%, 02/15/2019 (a) (j)	GBP	1,668,000	2,835,496
			3,971,143
Materials - 7.7%
American Rock Salt Co. LLC
8.250%, 05/01/2018 (a)		712,000	690,640
Ardagh Group SA
4.875%, 11/15/2022 (a) (j)		97,000	95,303
Ball Corp.
4.000%, 11/15/2023		209,000	192,541
Celanese Corp.
4.625%, 11/15/2022		259,000	254,467
Cemex Materials LLC
7.700%, 07/21/2025 (a)		716,000	755,380
Cemex SAB de CV
9.500%, 06/15/2018 (a) (j)		550,000	625,625
9.375%, 10/12/2022 (a) (j)		54,000	60,615
5.875%, 03/25/2019 (a) (j)		48,000	46,980
Clearwater Paper Corp.
4.500%, 02/01/2023		1,134,000	1,037,610
Kerling PLC
10.625%, 02/01/2017 (a) (j)	EUR	469,000	678,178
Kleopatra Acquisition Corp.
11.625%, 07/15/2017 (a)	EUR	304,000	479,934
11.000%, 08/15/2017 (a) (d)	EUR	100,000	148,674
Neenah Paper, Inc.
5.250%, 05/15/2021 (a)		771,000	749,797
Novelis, Inc.
8.750%, 12/15/2020		359,000	399,388
Pinnacle Agriculture Holdings LLC
9.000%, 11/15/2020 (a)		260,000	271,700
Reynolds Group Holdings, Inc.
6.875%, 02/15/2021		475,000	515,375
5.750%, 10/15/2020		850,000	877,625
Ryerson, Inc.
9.000%, 10/15/2017		834,000	871,530
Xella Holdco Finance SA
9.125%, 09/15/2018 (a) (j)	EUR	224,000	318,964
			9,070,326
Media - 9.9%
Block Communications, Inc.
7.250%, 02/01/2020 (a)		463,000	489,623
Catalina Marketing Corp.
N/A, 11/15/2015 (a) (e)		12,000	9,810

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 76.5% (continued)
Media - 9.9% (continued)
CC Media Holdings, Inc., Series A
6.500%, 11/15/2022		122,000	$126,880
CC Media Holdings, Inc., Series B
7.625%, 03/15/2020		404,000	431,270
6.500%, 11/15/2022		331,000	347,550
Cequel Communications Holdings LLC
5.125%, 12/15/2021 (a)		684,000	663,480
Charter Communications LLC
6.500%, 04/30/2021		1,047,000	1,088,880
DISH DBS Corp.
5.000%, 03/15/2023		240,000	229,500
Good Sam Enterprises LLC
11.500%, 12/01/2016		2,008,000	2,188,720
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (a) (j)		1,818,000	1,754,370
Lamar Media Corp.
5.000%, 05/01/2023		1,257,000	1,197,292
Nara Cable Funding Ltd.
8.875%, 12/01/2018 (a) (j)		156,000	166,530
Norcell Sweden Holding 2 AB
10.750%, 09/29/2019 (a) (j)	EUR	731,000	1,099,215
Sinclair Television Group, Inc.
5.375%, 04/01/2021		483,000	472,132
TL Acquisitions, Inc.
11.500%, 04/15/2020 (a) (f) (g) (h) (i)		1,236,000	914,640
Virgin Media, Inc.
6.375%, 04/15/2023 (a) (j)		122,000	125,050
5.375%, 04/15/2021 (a) (j)		274,000	275,370
			11,580,312
Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
Prestige Brands, Inc.
8.125%, 02/01/2020		607,000	673,770
VWR Funding, Inc.
7.250%, 09/15/2017		417,000	444,105
			1,117,875
Real Estate - 0.5%
Realogy Group LLC
9.000%, 01/15/2020 (a)		458,000	530,135

Retailing - 3.9%
Express, Inc.
8.750%, 03/01/2018		530,351	562,835
Gymboree Corp.
9.125%, 12/01/2018		524,000	506,970
J.C. Penney Corp., Inc.
7.950%, 04/01/2017		29,000	23,345
7.650%, 08/15/2016		11,000	8,992
7.625%, 03/01/2097		29,000	19,285
7.400%, 04/01/2037		587,000	399,160
6.375%, 10/15/2036		372,000	249,240
5.750%, 02/15/2018		15,000	11,438

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 76.5% (continued)
Retailing - 3.9% (continued)
J.C. Penney Corp., Inc. (continued)
5.650%, 06/01/2020	454,000	$338,797
Roofing Supply Group LLC
10.000%, 06/01/2020 (a)	770,000	870,100
Sally Beauty Holdings, Inc.
5.750%, 06/01/2022	13,000	13,487
5.500%, 11/01/2023 (g)	136,000	137,360
Sonic Automotive, Inc.
5.000%, 05/15/2023	744,000	691,920
The Bon-Ton Department Stores, Inc.
8.000%, 06/15/2021	755,000	711,588
		4,544,517
Semiconductors & Semiconductor Equipment - 0.4%
Amkor Technology, Inc.
7.375%, 05/01/2018	492,000	520,905
Freescale Semiconductor, Inc.
9.250%, 04/15/2018 (a)	2,000	2,163
		523,068
Software & Services - 8.3%
Allen Systems Group, Inc.
10.500%, 11/15/2016 (a) (f) (g)	2,685,000	1,530,450
CompuCom Systems, Inc.
7.000%, 05/01/2021 (a)	412,000	405,820
Epicor Software Corp.
9.000%, 06/15/2018 (a) (d)	1,619,000	1,659,475
iGATE Corp.
9.000%, 05/01/2016	637,000	684,775
Infor US, Inc.
11.500%, 07/15/2018	1,122,000	1,301,520
9.375%, 04/01/2019	6,000	6,780
iPayment Investors LP
10.250%, 05/15/2018	1,272,000	979,440
Solera Holdings, Inc.
6.000%, 06/15/2021 (a)	1,030,000	1,063,475
Verisign, Inc.
4.625%, 05/01/2023	1,702,000	1,657,322
West Corp.
7.875%, 01/15/2019	429,000	464,393
		9,753,450
Technology Hardware & Equipment - 5.9%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	319,000	328,570
Avaya, Inc.
9.000%, 04/01/2019 (a)	90,000	90,450
7.000%, 04/01/2019 (a)	394,000	376,270
CDW Holdings LLC
12.535%, 10/12/2017	115,000	119,600
8.500%, 04/01/2019	509,000	563,718
CommScope, Inc.
6.625%, 06/01/2020 (a) (d)	740,000	756,650

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 76.5% (continued)
Technology Hardware & Equipment - 5.9% (continued)
Flextronics International Ltd.
5.000%, 02/15/2023 (j)	1,129,000	$1,126,177
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (a)	193,000	205,063
Sanmina Corp.
7.000%, 05/15/2019 (a)	2,088,000	2,218,500
Sensata Technologies BV
4.875%, 10/15/2023 (a) (j)	1,123,000	1,089,310
		6,874,308
Telecommunication Services - 5.8%
Cincinnati Bell, Inc.
8.750%, 03/15/2018	97,000	102,820
Equinix, Inc.
4.875%, 04/01/2020	211,000	211,791
GCI, Inc.
8.625%, 11/15/2019	1,852,000	1,967,750
6.750%, 06/01/2021	832,000	804,960
Sprint Communications, Inc.
9.000%, 11/15/2018 (a)	586,000	710,525
7.875%, 09/15/2023 (a)	281,000	304,885
T-Mobile U.S., Inc.
6.464%, 04/28/2019	721,000	764,260
6.250%, 04/01/2021 (a)	503,000	526,264
Zayo Group LLC
10.125%, 07/01/2020	186,000	214,830
8.1 25%, 01/01/2020	1,048,000	1,147,560
		6,755,645
Transportation - 0.7%
Sabre, Inc.
8.500%, 05/15/2019 (a)	630,000	693,000
United Continental Holdings, Inc.
8.307%, 04/02/2018	165,961	171,147
		864,147
Utilities - 1.4%
Calpine Corp.
5.875%, 01/15/2024 (a)	131,000	131,328
NRG Energy, Inc.
7.625%, 01/15/2018	1,035,000	1,174,725
6.625%, 03/15/2023	358,000	370,082
		1,676,135
TOTAL HIGH YIELD SECURITIES (amortized cost $89,606,316)		89,670,888

LEVERAGED LOANS - 16.0%
Automobiles & Components - 0.1%
INA-Holding Schaeffler GmbH & Co. KG, TL 1L C 03/13
4.250%, 01/27/2017 (b) (j)	64,867	65,326

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 16.0% (continued)
Banks - 0.3%
Ocwen Financial Corp., TL 1L 02/13
5.000%, 02/15/2018 (b)	344,350	$349,558

Capital Goods - 0.7%
Air Distribution Technologies, Inc., TL 2L 11/12
9.250%, 05/11/2020 (b)	47,598	48,491
American Builders & Contractors Supply Co., Inc., TL 1L B 04/13
3.500%, 04/16/2020 (b)	230,373	230,993
Harbor Freight Tools USA, Inc., TL 1L B 07/13
4.750%, 07/26/2019 (b)	203,037	206,020
SRS Distribution, Inc., TL 1L B 02/13
4.750%, 09/01/2019 (b)	277,492	278,532
		764,036
Commercial & Professional Services - 0.2%
Ceridian Corp., TL 1L B 11/07
4.420%, 05/09/2017 (b)	198,950	200,343
SymphonyIRI Group, Inc., TL 1L B 09/13
N/A, 09/30/2020 (b) (c)	54,880	55,206
		255,549
Consumer Durables & Apparel - 0.3%
Britax US Holdings, Inc., TL 1L B 09/13
4.500%, 10/15/2020 (b)	76,970	77,470
OneStopPlus Group, TL 1L 02/13
5.500%, 02/05/2020 (b)	291,427	296,163
Renfro Corp., TL 1L B 01/13
5.750%, 01/30/2019 (b)	38,499	38,451
		412,084
Consumer Services - 0.4%
American Casino & Entertainment Properties LLC, TL 1L B 07/13
6.000%, 07/03/2019 (b)	117,427	119,115
American Casino & Entertainment Properties LLC, TL 2L 07/13
11.250%, 01/03/2020 (b)	221,115	228,301
Four Seasons Holdings, Inc., TL 1L 06/13
4.250%, 06/27/2020 (b) (j)	39,511	39,906
Pinnacle Entertainment, Inc., TL 1L B2 12/12
3.750%, 08/13/2020 (b)	134,473	134,905
		522,227
Diversified Financials - 0.6%
MCS AMS Sub-Holdings LLC, TL 1L 09/13
7.000%, 10/15/2019 (b)	302,690	294,744
Nuveen Investments, Inc., TL 1L B 11/07
4.168%, 05/13/2017 (b)	185,055	184,414
The Citco Group Ltd., TL 1L B 06/11
4.250%, 06/29/2018 (b) (j)	177,772	178,439
		657,597
Energy - 0.5%
Sabine Oil & Gas LLC, TL 2L 12/12
8.750%, 12/31/2018 (b)	304,028	306,261

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 16.0% (continued)
Energy - 0.5% (continued)
Sheridan Productions Co. LLC, TL 1L B2 10/12
5.000%, 10/01/2019 (b)	110,522	$111,029
Sheridan Productions Co. LLC, TL 1L B2 I-A 10/12
5.000%, 10/01/2019 (b)	14,645	14,712
Sheridan Productions Co. LLC, TL 1L B2 I-M 10/12
5.000%, 10/01/2019 (b)	8,945	8,987
Willbros United States Holding, Inc., TL 1L B 07/13
11.000%, 08/05/2019 (b)	108,590	110,128
		551,117
Food & Staples Retailing - 0.3%
SUPERVALU, Inc., TL 1L 03/13
5.000%, 03/21/2019 (b)	408,953	412,276

Food, Beverage & Tobacco - 0.9%
Arysta Lifescience SPC LLC, TL 1L 05/13
4.500%, 05/29/2020 (b) (j)	137,665	138,440
Arysta Lifescience SPC LLC, TL 2L 05/13
8.250%, 11/30/2020 (b) (j)	154,716	155,843
CSM Bakery Products, TL 1L B 07/13
4.750%, 07/03/2020 (b)	101,885	102,288
CSM Bakery Products, TL 2L 07/13
8.500%, 07/03/2021 (b)	119,087	120,328
CTI Foods Holding Co. LLC, TL 1L B 06/13
4.500%, 06/28/2020 (b)	95,025	95,381
CTI Foods Holding Co. LLC, TL 2L 06/13
8.250%, 06/28/2021 (b)	186,800	186,800
North American Breweries Holdings LLC, TL 1L B 12/12
7.500%, 12/11/2018 (b)	239,720	242,717
		1,041,797
Health Care Equipment & Services - 0.6%
CHG Healthcare Services, Inc., TL 1L 11/12
5.000%, 11/19/2019 (b)	239,939	242,938
CHG Healthcare Services, Inc., TL 2L 11/12
9.000%, 11/19/2020 (b)	133,161	135,602
Gentiva Health Services, Inc., TL 1L B 10/13
6.500%, 10/18/2019 (b)	128,480	128,018
Kinetic Concepts, Inc., TL 1L D1 Add-On 08/13
N/A, 05/04/2018 (b) (c)	72,130	73,122
MedAssets, Inc., TL 1L B 12/12
4.000%, 12/13/2019 (b)	44,248	44,430
Multiplan Inc., TL 1L B1 08/10
4.000%, 08/26/2017 (b)	122	123
Sheridan Holdings, Inc., TL 1L 06/12
4.500%, 06/29/2018 (b)	120,649	121,498
		745,731
Insurance - 1.2%
CNO Financial Group, Inc., TL 1L B2 09/12
3.750%, 09/28/2018 (b)	19,629	19,723
Cunningham Lindsay US, Inc., TL 1L B 12/12
5.000%, 12/10/2019 (b)	141,010	141,539

See notes to financial statements.

	Par†		Value
LEVERAGED LOANS - 16.0% (continued)
Insurance - 1.2% (continued)
Cunningham Lindsay US, Inc., TL 2L 12/12
9.250%, 06/10/2020 (b)		56,750	$56,679
Hub International Ltd., TL 1L B 09/13
4.750%, 10/02/2020 (b)		323,150	326,440
Sedgwick Claims Management Service, Inc., TL 1L B 06/13
4.250%, 06/12/2018 (b)		142,284	143,306
Sedgwick Claims Management Service, Inc., TL 2L 06/13
8.000%, 12/12/2018 (b)		327,568	333,710
StoneRiver Holdings, Inc., TL 1L 05/13
4.500%, 11/30/2019 (b)		65,266	65,170
StoneRiver Holdings, Inc., TL 2L 05/13
8.500%, 05/30/2020 (b)		129,407	131,025
USI Holdings Corp., TL 1L B 12/12
5.000%, 12/27/2019 (b)		190,982	192,574
			1,410,166
Materials - 1.9%
American Rock Salt Co. LLC, TL 1L B 04/11
5.500%, 04/25/2017 (b)		29,679	29,869
Caraustar Industries, Inc., TL 1L B 05/13
7.500%, 05/01/2019 (b)		29,988	30,607
Cemex Espana Finance LLC, TL 1L A4 09/12
4.754%, 02/14/2017 (b) (j)		423,998	417,638
Cemex Espana Finance LLC, TL 1L B1 EUR 09/12
4.723%, 02/14/2017 (b) (j)	EUR	199,798	267,208
Continental Building Products LLC, TL 1L 07/13
4.500%, 08/28/2020 (b)		88,300	88,466
Continental Building Products LLC, TL 2L 07/13
8.500%, 02/26/2021 (b)		93,840	94,309
DuPont Perfomance Coatings, TL 1L B2 02/13
4.750%, 02/01/2020 (b) (j)		115,917	117,306
General Chemical Corporation, TL 1L B 10/10
5.002%, 10/06/2015 (b)		100,392	101,187
Ineos U.S. Finance LLC, TL 1L B 04/12
4.000%, 05/04/2018 (b)		123,992	124,597
Monarch, TL 1L B1 04/13
4.500%, 10/04/2019 (b) (j)		41,353	41,689
Monarch, TL 1L B2 04/13
4.500%, 10/04/2019 (b) (j)		21,456	21,630
Monarch, TL 2L 04/13
8.250%, 04/03/2020 (b) (j)		47,409	48,891
NuSil Technology LLC, TL 1L B-New 04/11
5.250%, 04/07/2017 (b)		223,892	222,353
OXEA Sarl, TL 1L 05/13
4.250%, 01/15/2020 (b) (j)		58,190	58,408
Pact Group Pty. Ltd., TL 1L B 05/13
3.750%, 05/29/2020 (b) (j)		114,662	114,018
PQ Corp., TL 1L B 11/12
4.500%, 08/07/2017 (b)		55,524	56,044
Summit Materials Holdings LP, TL 1L B 01/12
5.000%, 01/30/2019 (b)		15,317	15,384

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 16.0% (continued)
Materials - 1.9% (continued)
Wastequip, Inc., TL 1L 08/13
5.500%, 08/09/2019 (b)	244,836	$246,673
WNA Holdings, Inc., TL 1L 04/13 (CA Borrower)
4.526%, 06/07/2020 (b)	75,698	76,266
WNA Holdings, Inc., TL 1L B 06/13 (US Borrower)
4.526%, 06/07/2020 (b)	41,120	41,428
		2,213,971
Media - 1.4%
Catalina Marketing Corp., TL 1L 09/13
5.250%, 10/12/2020 (b)	287,860	289,750
Emerald Expositions Holding, Inc., TL 1L 06/13
5.500%, 06/17/2020 (b)	113,604	114,882
Hubbard Broadcasting, Inc., TL 1L B 04/11
4.500%, 04/29/2019 (b)	90,860	91,669
Internet Brands, Inc., TL 1L B 03/13
6.250%, 03/18/2019 (b)	332,933	337,094
Learfield Communications, Inc., TL 1L 10/13
5.000%, 10/09/2020 (b)	125,900	127,631
Learfield Communications, Inc., TL 2L 10/13
8.750%, 10/08/2021 (b)	37,770	38,620
NEP Broadcasting LLC, TL 1L B 01/13
4.750%, 01/22/2020 (b)	26,152	26,295
NEP Broadcasting LLC, TL 2L 01/13
9.500%, 07/22/2020 (b)	17,782	18,333
NewWave Communications, TL 1L 04/13
5.000%, 04/30/2020 (b)	59,368	59,405
NewWave Communications, TL 2L 04/13
9.000%, 10/30/2020 (b)	72,817	74,091
Penton Business Media, Inc., TL 1L 10/13
N/A, 10/03/2019 (b) (c)	282,200	279,996
SGS International, Inc., TL 1L 10/12
5.000%, 10/17/2019 (b)	108,307	109,120
TL Acquisitions, Inc., TL 1L 07/07
4.750%, 07/03/2014 (b) (f) (g) (h) (i)	54,375	40,136
		1,607,022
Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
Heartland Dental Care, Inc., TL 1L 12/12
6.250%, 12/21/2018 (b)	69,465	70,159

Real Estate - 0.4%
Altisource Solutions Sarl, TL 1L 11/12
5.750%, 11/27/2019 (b) (j)	288,911	291,258
Realogy Group LLC, TL 1L B 04/07
4.500%, 03/05/2020 (b)	201,554	203,947
		495,205
Retailing - 1.3%
Guitar Center, Inc., TL 1L Ext 10/07
6.370%, 04/09/2017 (b)	422,501	411,586
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	259,860	252,182

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 16.0% (continued)
Retailing - 1.3% (continued)
Hudson’s Bay Co., TL 1L B 10/13
4.750%, 10/07/2020 (b) (j)	277,970	$282,096
Hudson’s Bay Co., TL 2L 10/13
8.250%, 10/07/2021 (b) (j)	38,010	39,127
J.C. Penney Corp., Inc., TL 1L 05/13
6.000%, 05/22/2018 (b)	342,233	331,942
The Container Store, Inc., TL 1L B 04/12
5.500%, 04/06/2019 (b)	63,283	63,560
The Neiman Marcus Group LLC, TL 1L 10/13
N/A, 10/25/2020 (b) (c)	130,480	131,532
		1,512,025
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc., TL 1L 03/13
5.000%, 01/15/2021 (b)	148,160	149,827

Software & Services - 2.4%
Applied Systems, Inc., TL 2L 12/10
8.250%, 06/08/2017 (b)	14,316	14,460
BMC Software, Inc., TL 1L B 07/13
5.000%, 09/10/2020 (b)	228,940	231,573
CCC Information Services Group, Inc., TL 1L B 12/12
4.000%, 12/20/2019 (b)	265,440	265,690
CompuCom Systems, Inc., TL 1L B 05/13
4.250%, 05/09/2020 (b)	78,334	78,432
EZE Castle Software, Inc., TL 1L 04/13
4.750%, 04/06/2020 (b)	123,436	124,258
EZE Castle Software, Inc., TL 2L 04/13
8.750%, 04/05/2021 (b)	112,445	114,367
Infor Global Solutions European Finance S.a.r.l., TL PIK 03/07
12.875%, 05/05/2017 (d)	244,560	258,622
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	82,900	81,035
Misys Ltd., TL 1L 06/12
5.000%, 12/12/2018 (b)	564,510	569,715
Omnitracs, Inc., TL 1L 10/13
N/A, 10/29/2020 (b) (c)	93,680	94,192
P2 Energy Solutions, Inc., TL 1L 10/13
N/A, 10/30/2020 (b) (c)	150,450	151,202
P2 Energy Solutions, Inc., TL 2L 10/13
N/A, 04/30/2021 (b) (c)	154,860	156,409
RedPrairie Corp., TL 1L 12/12
6.750%, 12/21/2018 (b)	170,381	172,362
RedPrairie Corp., TL 2L 12/12
11.250%, 12/21/2019 (b)	135,313	140,387
Travelport LLC, TL 1L 06/13
6.250%, 06/26/2019 (b)	133,949	136,781
Travelport LLC, TL 2L 04/13
9.500%, 01/31/2016 (b)	167,093	173,707
		2,763,192

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 16.0% (continued)
Technology Hardware & Equipment - 1.1%
Avaya, Inc., TL 1L B5 10/07
8.000%, 03/31/2018 (b)	138,565	$135,548
Dell, Inc., TL 1L B 09/13
N/A, 09/30/2020 (b) (c)	291,810	290,533
Edwards Cayman Islands II Ltd., TL 1L B 03/13
4.750%, 03/26/2020 (b) (j)	149,353	149,801
IPC Systems, Inc., TL 1L B-EXT 05/07
7.750%, 07/31/2017 (b)	6,935	6,827
IPC Systems, Inc., TL 1L C 05/07
7.750%, 07/31/2017 (b)	186,484	182,989
Mitel US Holdings, Inc., TL 1L 02/13
7.000%, 02/27/2019 (b) (j)	54,521	54,521
Websense, Inc., TL 1L 06/13
4.500%, 06/25/2020 (b)	198,557	198,806
Websense, Inc., TL 2L 06/13
8.250%, 12/24/2020 (b)	289,815	290,902
		1,309,927
Telecommunication Services - 0.9%
Cincinnati Bell, Inc., TL 1L B 09/13
4.000%, 09/10/2020 (b)	173,340	172,934
Integra Telecom Holdings, Inc., TL 1L 06/13
5.250%, 02/22/2019 (b)	206,735	209,491
Lightower Fiber LLC, TL 1L 04/13
4.500%, 04/13/2020 (b)	131,553	132,375
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b)	28,503	29,002
The Telx Group, Inc., TL 1L B 09/11
5.250%, 09/25/2017 (b)	408,149	410,700
Zayo Group LLC, TL 1L B 07/12
4.500%, 07/02/2019 (b)	114,319	115,057
		1,069,559
Utilities - 0.3%
Cedar Bay Generating Co. LP, TL 1L B 04/13
6.250%, 04/23/2020 (b)	52,907	53,270
Dynegy, Inc., TL 1L B2 04/13
4.000%, 04/23/2020 (b)	205,082	205,544
GIM Channelview Cogeneration LLC, TL 1L 04/13
4.250%, 05/08/2020 (b)	62,886	63,305
		322,119
TOTAL LEVERAGED LOANS (amortized cost $18,489,725)		18,700,470

ASSET BACKED SECURITY - 0.7%
Banks - 0.7%
Standard Charter Bank Start VII Note
15.256%, 06/09/2015 (a) (b) (g) (j)	790,000	824,286
TOTAL ASSET BACKED SECURITY (amortized cost $813,995)		824,286

See notes to financial statements.

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.3%
Ally Financial, Inc., Series 2
8.125%	423	$11,362
Federal Home Loan Mortgage Corp., Series Z
8.375% (i)	2,500	17,725
Federal National Mortgage Association, Series S
8.250% (i)	53,019	376,965
TOTAL PREFERRED STOCKS (cost $298,673)		406,052

TOTAL INVESTMENTS (amortized cost $109,208,709) - 93.5%		109,601,696
OTHER ASSETS EXCEEDING LIABILITIES, NET - 6.5%		7,581,143
NET ASSETS - 100.0%		$117,182,839

†	In U.S. Dollars unless otherwise indicated.
(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of October 31, 2013 was $39,492,176, which represents 33.7% of net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of October 31, 2013.
(c)	Unsettled bank loan. Interest rate not available as of October 31, 2013.
(d)	Represents a payment-in-kind security which may pay interest/dividend in additional par/shares.
(e)	Zero coupon security.
(f)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of October 31, 2013 was $4,285,888 and represented 3.7% of net assets.

(g)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of October 31, 2013 was $5,247,534 and represented 4.5% of net assets.
(h)	Security in default.
(i)	Non-income producing security.
(j)	Non-U.S. security.

EUR	Euro
GBP	Great British Pound

The following are the details of the restricted securities held by the Fund:

	Par	Acquisition date(s)	Amortized Cost	Value	% of Net Assets
Allen Systems Group, Inc., 10.500%, 11/15/2016	2,685,000	10/23/2012	$2,387,094	$1,530,450	1.3%
New Enterprise Stone & Lime Co., Inc., 13.000%, 03/15/2018	1,714,915	10/23/2012 - 09/15/2013	1,735,641	1,800,661	1.5%
TL Acquisitions, Inc., 11.500%, 04/15/2020	1,236,000	10/23/2012 - 03/07/2013	1,214,868	914,640	0.8%
TL Acquisitions, Inc., TL 1L 07/07, 4.750%, 07/03/2014	54,375	11/13/2012 - 01/25/2013	44,364	40,136	0.0%

See notes to financial statements.

Country Weightings
(% of Net Assets)

United States	79.4%
Luxembourg	4.2%
United Kingdom	3.5%
Singapore	1.7%
Canada	1.2%
Sweden	1.1%
Spain	0.7%
Mexico	0.6%
Germany	0.5%
Japan	0.3%
Netherlands	0.2%
Australia	0.1%
93.5%
Other Assets Exceeding Liabilities, Net	6.5%
100.0%

The list of the open forward foreign currency contracts held by the Fund as of October 31, 2013 is as follows:

					Unrealized
Settlement	Currency to		Currency to		Appreciation
Date	Deliver		Receive		(Depreciation)
1/10/2014	EUR	2,000,000	USD	2,715,778	$222
1/10/2014	GBP	1,700,000	USD	2,724,258	7,132
					$7,354

A summary of the counterparties for the open forward foreign currency contracts held by the Fund at October 31, 2013 is as follows:

				Unrealized
	Settlement	Currency to	Currency to	Appreciation
Counterparty	Date	Deliver	Receive	(Depreciation)
JPMorgan Chase & Co.	1/10/2014	$(5,447,390)	$5,440,036	$7,354

See notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $109,208,709)	$109,601,696
Cash and cash equivalents	7,634,787
Restricted cash	510,000
Unrealized appreciation on forward foreign currency contracts	7,354
Interest receivable	2,125,549
Receivable for investments sold	984,933
Receivable for fund shares sold	101,868
Receivable from Adviser	80,070
Prepaid expenses	23,049
Total assets	121,069,306

Liabilities
Payable for investments purchased	3,092,224
Income distribution payable	532,283
Payable for fund shares redeemed	75,162
Trustees’ fees	6,722
Administration fees	14,444
Distribution fees - Investor Class	5,271
Shareholder service fees - Institutional Class	1,141
Other accrued expenses	159,220
Total liabilities	3,886,467
Net assets	$117,182,839

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$114,088,180
Accumulated net investment loss	(119,571)
Accumulated net realized gain on investments, forward foreign currency contracts, and foreign currency transactions	1,902,755
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency transactions, and deferred Trustees’ fees	1,311,475
Net assets	$117,182,839

Net asset value, offering and redemptive price per share — Investor Class* ($15,040,481 ÷ 1,488,750 shares)	$10.10
Net asset value, offering and redemptive price per share — Institutional Class* ($1,233,621 ÷ 122,164 shares)	$10.10
Net asset value, offering and redemptive price per share — KKR Class ($100,908,737 ÷ 9,994,841 shares)	$10.10

* The Investor Class and Institutional Class commenced operations on November 14, 2012.

See notes to financial statements.

Statement of Operations

For the year ended October 31, 2013

Investment income
Interest income	$8,051,002
Other income	61,670
Total investment income	8,112,672
Expenses
Investment advisory fees	724,722
Legal fees	393,083
Offering costs	373,771
Shareholder reporting expense	139,194
Administration fees	101,573
Transfer agency fees	95,030
Trustees’ fees	66,975
Audit and tax fees	38,654
Registration fees	27,513
Custodian fees	24,417
12b-1 distribution and service fees - Investor Class	24,094
Shareholder service fees - Institutional Class	1,141
Other expenses	86,226
Total expenses	2,096,393
Less
Investment advisory fees waived	(724,722)
Expenses reimbursed by Adviser	(8,735)
Net expenses	1,362,936
Net investment income	6,749,736
Net realized gain (loss) on
Investments	872,936
Forward foreign currency contracts and foreign currency transactions	(112,243)
Net change in unrealized appreciation (depreciation) on
Investments	419,109
Forward foreign currency contracts and foreign currency transactions	120,916
Deferred Trustees’ fees	(21)
Net realized and unrealized gain on investments, forward foreign currency contracts, foreign currency transactions, and deferred Trustees’ fees	1,300,697
Net increase in net assets resulting from operations	$8,050,433

See notes to financial statements.

Statement of Changes in Net Assets

	Year Ended October 31, 2013**	Period Ended October 31, 2012*
Operations
Net investment income	$6,749,736	$157,785
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	760,693	763
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions, and deferred Trustees’ fees	540,004	(137,914)
Net increase in net assets resulting from operations	8,050,433	20,634
Dividends to shareholders from
Net investment income
Investor Class	(563,276)	—
Institutional Class	(70,151)	—
KKR Class	(6,328,609)	(157,629)
Net realized gains
Investor Class	(297)	—
Institutional Class	(179)	—
KKR Class	(16,192)	—
Total dividends	(6,978,704)	(157,629)
Capital transactions(1)
Investor Class**
Proceeds from shares issued	17,591,286	—
Shares issued in reinvestment of dividends and distributions	502,912	—
Redemption fee	1,977	—
Cost of shares redeemed	(3,026,643)	—
Net increase from Investor Class transactions	15,069,532	—
Institutional Class**
Proceeds from shares issued	1,311,140	—
Shares issued in reinvestment of dividends and distributions	10,073	—
Cost of shares redeemed	(105,148)	—
Net increase from Institutional Class transactions	1,216,065	—
KKR Class*
Proceeds from shares issued	—	—
Shares issued in connection with reorganization(2)	—	101,862,513
Cost of shares redeemed	(2,000,005)	—
Net increase from KKR Class transactions	(2,000,005)	101,862,513
Net increase in net assets from capital share transactions	14,285,592	101,862,513
Net increase in net assets	15,357,321	101,725,518
Net assets
Beginning of year/period	101,825,518	100,000
End of year/period	$117,182,839	$101,825,518
Accumulated net investment income/(net investment loss)	$(119,571)	$156

*                 The KKR Class commenced operations on October 23, 2012.

**          The Investor Class and Institutional Class commenced operations on November 14, 2012.

(1)         For Capital Share Transactions, see Note 5 in the notes to the financial statements.

(2)         See Note 9 in the notes to the financial statements.

See notes to financial statements.

Financial Highlights

Investor Class

	Period Ended
	October 31, 2013*
Per share operating performance
Net asset value, beginning of period	$9.93
Income from operations (1)
Net investment income	0.55
Net realized and unrealized gain	0.21
Total income from operations	0.76
Redemption fees	0.00	‡
Dividends from
Net investment income	(0.59)
Net realized capital gains	(0.00	)‡
Total dividends	(0.59)
Net asset value, end of period	$10.10
Total return †	7.94%
Ratios to average net assets
Expenses, after investment advisory fees waived and expenses reimbursed by Adviser	1.45	%**
Expenses, before investment advisory fees waived and expenses reimbursed by Adviser	2.34	%**
Net investment income, after investment advisory fees waived and expenses reimbursed by Adviser	5.62	%**
Net investment income, before investment advisory fees waived and expenses reimbursed by Adviser	4.73	%**
Supplemental data
Net assets, end of period (000’s)	$15,040
Portfolio turnover rate †	73.32%

(1)         Per share calculations were performed using average shares.

*                 The Investor Class commenced operations on November 14, 2012.

**          Annualized.

†                 Total return and portfolio turnover rate are for the period indicated and have not been annualized.

‡                 Amount represents less than 0.01 per share.

See notes to financial statements.

Financial Highlights

Institutional Class

	Period Ended October 31, 2013*
Per share operating performance
Net asset value, beginning of period	$9.93
Income from operations (1)
Net investment income	0.58
Net realized and unrealized gain	0.19
Total income from operations	0.77
Dividends from
Net investment income	(0.60)
Net realized capital gains	(0.00	)‡
Total dividends	(0.60)
Net asset value, end of period	$10.10
Total return †	7.92%
Ratios to average net assets
Expenses, after investment advisory fees waived and expenses reimbursed by Adviser	1.30	%**
Expenses, before investment advisory fees waived and expenses reimbursed by Adviser	1.98	%**
Net investment income, after investment advisory fees waived and expenses reimbursed by Adviser	5.93	%**
Net investment income, before investment advisory fees waived and expenses reimbursed by Adviser	5.24	%**
Supplemental data
Net assets, end of period (000’s)	$1,234
Portfolio turnover rate †	73.32%

(1)         Per share calculations were performed using average shares.

*                 The Institutional Class commenced operations on November 14, 2012.

**          Annualized.

†                 Total return and portfolio turnover rate are for the period indicated and have not been annualized.

‡                 Amount represents less than 0.01 per share.

See notes to financial statements.

Financial Highlights

KKR Class

	Year Ended October 31, 2013	Period Ended October 31, 2012*
Per share operating performance
Net asset value, beginning of year/period	$9.99	$10.00
Income (loss) from operations (1)
Net investment income	0.61	0.02
Net realized and unrealized gain (loss) on investments	0.13	(0.01)
Total income from operations	0.74	0.01
Dividends from
Net investment income	(0.63)	(0.02)
Net realized capital gains	(0.00)‡	—
Total dividends	(0.63)	(0.02)
Net asset value, end of year/period	$10.10	$9.99
Total return†	7.66%	0.05%
Ratios to average net assets and supplemental data
Expenses, after investment advisory fees waived and expenses reimbursed by Adviser	1.20%	1.20%**
Expenses, before investment advisory fees waived and expenses reimbursed by Adviser	1.83%	4.18%**
Net investment income, after investment advisory fees waived and expenses reimbursed by Adviser	6.09%	7.08%**
Net investment income, before investment advisory fees waived and expenses reimbursed by Adviser	5.46%	3.48%**
Supplemental data
Net assets, end of year/period (000’s)	$100,909	$101,826
Portfolio turnover rate†	73.32%	0.64%

(1)         Per share calculations were performed using average shares.

*                 The KKR Class commenced operations on October 23, 2012.

**          Annualized.

†                 Total return and portfolio turnover rate are for the period indicated and have not been annualized.

‡                 Amount represents less than 0.01 per share.

See notes to financial statements.

Notes to Financial Statements

1.                   Organization

KKR Series Trust (the “Trust”), was organized on July 16, 2012 as a statutory trust under the laws of the state of Delaware. The Trust is an open-end registered management investment company comprised of one fund, the KKR Alternative High Yield Fund (the “Fund”). The Fund commenced operations on October 23, 2012. The Fund seeks to generate an attractive total return consisting of current income and capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Asset Management LLC serves as the Fund’s investment adviser (the “Adviser”).

The Fund is registered to offer Investor Class Shares, Institutional Class Shares and KKR Class Shares. The KKR Class Shares commenced operations on October 23, 2012. The Investor Class Shares and Institutional Class Shares commenced operations on November 14, 2012.

2.                   Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The type of asset generally included in this category is preferred stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, leveraged loans, preferred stock not actively traded and financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are asset-backed securities.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the reporting period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities with inputs that are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. The valuation techniques used for the assets and liabilities that are valued using Level 3 of the fair value hierarchy are described below.

Asset-Backed Securities: Asset-backed securities are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices or valuation models. Valuation models are based on yield analysis techniques, where the key inputs are based on relative value analyses, which incorporate similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Valuation Process

The Adviser has a valuation committee (the “Valuation Committee”), whose members consist of the Adviser’s Head of Asset Management, Chief Financial Officer, General Counsel and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of October 31, 2013, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments and Cash Equivalents
High Yield Securities	$—	$89,670,888	$—	$89,670,888
Leveraged Loans	—	18,700,470	—	18,700,470
Asset-Backed Security	—	—	824,286	824,286
Preferred Stock	11,362	394,690	—	406,052
Cash Equivalent	6,332,480	—	—	6,332,480
Total Investments and Cash Equivalents	$6,343,842	$108,766,048	$824,286	$115,934,176

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments
Assets - Foreign Currency Contracts	$—	$7,354	$—	$7,354
Total Financial Derivative Instruments	$—	$7,354	$—	$7,354

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset-Backed Security
Balance, beginning of year	$828,868
Accrued discounts/(premiums)	(9,479)
Change in unrealized depreciation	4,897
Balance, end of year	$824,286
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$4,897

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. There were no transfers between levels during the year ended October 31, 2013, based on the input level assigned under the hierarchy at the beginning of each reporting.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 assets as of October 31, 2013. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Financial Asset	Fair Value as of October 31, 2013	Valuation Technique	Unobservable Inputs
Asset-Backed Security	$824,286	Broker Quote/ Relative Value Analysis	Offered Quote - 104.68 Discount Margin - 11.8%

The Adviser utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. These unobservable pricing inputs and assumptions may differ by security and in the application of the Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Adviser had chosen to incorporate different unobservable pricing inputs and other assumptions or, for applicable investments, if the Adviser only used either the discounted cash flow methodology or the market comparables methodology instead of assigning a weighting to both methodologies. The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash — Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statement of Operations.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

For the year ended October 31, 2013, the total amount of forward foreign currency contracts, as presented in the Schedule of Investments, is representative of the volume of activity.

As of October 31, 2013, and for the year ended October 31, 2013, the Fund had the following derivatives exposure, grouped in the following risk categories:

Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign exchange contracts
Unrealized appreciation/(depreciation) on forward foreign currency contracts	$7,354	$—
	$7,354	$—

Statement of Operations Location	Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign exchange contracts
Forward foreign currency contracts	$(153,730)	$7,354
	$(153,730)	$7,354

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% of the amount redeemed on shares held 30 days or less. The redemption fee is applicable to Investor Class Shares, Institutional Class Shares and KKR Class Shares. Redemption fees are recorded as an increase to paid-in capital. The Investor Class Shares retained a redemption fee of $1,977 for the year ended October 31, 2013.

Classes — Class specific expenses are reimbursed by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Organization and Offering Costs — Organization costs of the Trust were paid by the Adviser while offering costs, consisting of, amongst other things, the initial prospectus and registration of the Fund, were paid by the Fund and amortized over the first 12 months of operations.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for open tax years (2012 - 2013). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any interest or penalties.

Indemnifications — Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred stock, asset-backed securities and foreign currency forward contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment with performance that is tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk — The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to forego an amount of its monthly advisory fee and pay, absorb or reimburse the Fund so that total annual fund operating expenses after such reimbursement do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) through at least until March 1, 2014. Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund’s total annual fund operating expenses plus recoupment do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, for the fiscal year.

For the year ended October 31, 2013, the Adviser earned a net investment advisory fee of $0 and reimbursed expenses in excess of its advisory fee of $8,735.

As of October 31, 2013, the total amount subject to recoupment by the Adviser is $733,457 expiring by October 31, 2016 and $66,398 expiring by October 31, 2015.

Administrator, Custodian and Transfer Agent — For the period from November 1, 2012 through May 31, 2013, SEI Investments Global Fund Services was engaged as the Fund’s Administrator. Effective June 1, 2013, U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

For the period from November 1, 2012 through May 31, 2013, Citibank, N.A. was engaged as the Fund’s custodian. Effective June 1, 2013, U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

For the period from November 1, 2012 through May 31, 2013, DST Systems, Inc. was engaged as the transfer agent. Effective June 1, 2013, USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Distribution Agreement — For the period from November 1, 2012 through May 31, 2013, SEI Investments Distribution Co. was engaged as the Fund’s distributor. Effective June 1, 2013, Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor pursuant to a distribution agreement.

The Trust has adopted a 12b-1 plan under which an annual fee of 0.25% of average daily net assets attributable to Investor Class Shares is charged to pay fees to cover sales, marketing and promotional expenses of the Investor Class Shares, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders.

The Trust has adopted a shareholder servicing plan under which a fee up to 0.10% of average daily net assets attributable to Institutional Class Shares of the Fund is paid to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services.

Deferred Trustees’ Compensation - The Trust has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Trust are also officers of the Adviser. Such officers are paid no fees by the Trust for serving as officers of the Trust.

5. Shares of Beneficial Interest

The following is a summary of share transactions for the period ended October 31, 2013:

Period Ended October 31, 2013*
Investor Class*
Shares, beginning of the period	—
Shares issued	1,733,869
Shares issued to holders in reinvestment of dividends	50,619
Shares redeemed	(295,738)
Increase in shares outstanding from Investor Class transactions	1,488,750
Shares, end of the period	1,488,750
Institutional Class*
Shares, beginning of the period	—
Shares issued	131,647
Shares issued to holders in reinvestment of dividends	968
Shares redeemed	(10,451)
Increase in shares outstanding from Institutional Class transactions	122,164
Shares, end of the period	122,164

	Period Ended October 31, 2013*	Period Ended October 31, 2012**
KKR Class**
Shares, beginning of the period	10,196,251	10,000
Shares issued	—	—
Shares issued to holders in connection with reorganization(1)	—	10,186,251
Shares redeemed	(201,410)	—
Increase/(decrease) in shares outstanding from KKR Class transactions	(201,410)	10,186,251
Shares, end of the period	9,994,841	10,196,251

* The Investor Class and Institutional Class commenced operations on November 14, 2012.

** The KKR Class commenced operations on October 23, 2012.

(1) See Note 9 in the notes to financial statements.

As of October 31, 2013, an affiliate of the Adviser owns 6.8%, 82.4% and 100%, of the outstanding Shares of the Investor Class, Institutional Class and KKR Class Shares of the Fund, respectively.

6.                   Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2013 were as follows:

Purchases	$91,883,044
Sales	77,620,665

There were no purchases or sales of U.S. Government securities.

7.                   Commitments

As of October 31, 2013, the Fund had unfunded financing commitments, including financial guarantees, related to other assets, including investments totaling approximately $2,602,240. The Fund did not have any significant losses as of October 31, 2013, nor does it expect any significant losses related to those assets for which it committed to purchase and fund. The Fund maintains sufficient liquidity in the form of cash or borrowing capacity to fund such unfunded loan commitments should the need arise.

8.                   Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain, as appropriate, in the period in which the differences arise.

The following permanent differences have been reclassified to/from the following accounts:

	Accumulated Net	Accumulated Net
	Investment Income	Realized Gain	Paid-In Capital
KKR Alternative High Yield Fund	$92,573	$1,142,086	$(1,234,659)

These reclassifications have no effect on net assets or net assets per share.

The tax character of dividends declared for the year ended October 31, 2013 and the period from October 23, 2012 (commencement of operations) to October 31, 2012 is as follows:

	Ordinary Income	Total
Fiscal Period
2013	$6,604,051	$6,604,051
2012	157,629	157,629

As of October 31, 2013, the components of accumulated gains on a tax basis for the Fund are as follows:

Undistributed
	Ordinary		Other	Total
	Income and Long	Unrealized	Temporary	Accumulated
	Term Gains	Appreciation	Differences	Gains
KKR Alternative High Yield Fund	$2,322,826	$1,311,470	$(539,637)	$3,094,659

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2013, the total cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for investments held by the Fund are as follows:

		Aggregate	Aggregate
		Gross	Gross
	Federal Tax	Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
KKR Alternative High Yield Fund	$108,299,329	$3,719,957	$(2,408,487)	$1,311,470

9. Reorganization

On September 14, 2012, the Board approved a plan of reorganization that provided for the transfer of all of the assets of the KKR High Yield Fund, L.P., a Delaware Limited Partnership (the “Acquired Fund”), in exchange for KKR Class Shares of the Fund. The Adviser served as the investment manager to the Acquired Fund. The investments transferred to the Fund from the Acquired Fund were consistent with the Fund’s investment objective.

The consummation of the reorganization was on October 23, 2012. The following are details with respect to the reorganization:

Investments, at value	$95,209,606
Interest receivable	2,240,194
Other receivables	84,957
Cash	4,327,756
Total value	$101,862,513
KKR Class shares issued	10,186,251

For federal income tax purposes, the reorganization was treated as a tax free transaction. The Fund’s basis in its initial assets is the Acquired Fund’s basis adjusted for any gain or loss recognized as a result of a deemed sale election pursuant to Treasury Regulation Section 1.337(d)-7(c).

10.                     Line of Credit

The Fund, along with certain other funds managed by the Adviser, is a party to a $20.0 million credit agreement with U.S. Bank, N.A., which expires June 15, 2014. The Fund may borrow under the credit agreement to fund shareholder redemptions. The credit agreement has the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum. The commitment fees are included in other expenses on the Statement of Operations. For the year ended October 31, 2013, the Fund has not drawn on the credit agreement.

11.                     New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The ASUs enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12.                     Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

KKR Alternative High Yield Fund of KKR Series Trust

We have audited the accompanying statement of assets and liabilities of KKR Alternative High Yield Fund of KKR Series Trust (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKR Alternative High Yield Fund of KKR Series Trust as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

San Francisco, CA

December 17, 2013

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers and expenses reimbursed by the Adviser that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Annualized Expense Ratios*	Expenses Paid During Period
KKR Alternative High Yield Fund
Investor Class
Actual Fund Return	$1,000.00	$1,014.20	1.45%	$7.36
Hypothetical 5% Return	$1,000.00	$1,017.90	1.45%	$7.37
Institutional Class
Actual Fund Return	$1,000.00	$1,013.90	1.30%	$6.60
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61
KKR Class
Actual Fund Return	$1,000.00	$1,014.40	1.20%	$6.09
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Trustees and Officers of KKR Series Trust

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Last Five Years
Interested Trustee(1)

Suzanne Donohoe (42) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006- 2008).	4	None.

Independent Trustees(1)

Tobin V. Levy (68) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer of Hedge Fund Strategies Group, Goldman Sachs (financial services firm) (1995 - 2008).	4	AloStar Bank of Commerce.

Jeffrey L. Zlot (41) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	4	None.

Michael E. Cahill (62) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since March 2013	Executive Vice President (2008 - 2013) and Managing Director and General Counsel (1991 - 2013). The TCW Group, Inc. and Trust Company of the West (financial services firm).	4	None.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Michael R. McFerran (40)	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005-present); Chief Financial Officer (2010-present) and Chief Operating Officer (2008-present), KKR Financial Holdings LLC.

Annette O’Donnell-Butner (44)	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).

Nicole J. Macarchuk (43)	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010-present); General Counsel and Secretary, KKR Financial Holdings LLC (2010-present); Co- General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Koji E. Felton (52)	Assistant Secretary	Since March 2013	Counsel, KKR Asset Management LLC (January 2013-present); Counsel, Dechert LLP (2011 - 2013); Senior Vice President and Deputy General Counsel, Charles Schwab & Co. (1998 - 2011)

(1)              “Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Ms. Donohoe is an Interested Trustee because she is a Member of KKR, the parent company.

(2)              The Fund Complex includes KKR Series Trust, KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund.

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2013 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2013 was 0.25%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2013 was 90.87%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the year ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-859-3943 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

INFORMATION ABOUT DIVIDEND REINVESTMENT PLAN (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Asset Management LLC (“KAM”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under federal law to limit some, but not all, sharing of personal information. Federal law also requires us to tell you how we collect, share and protect your personal information. This notice is provided by KAM and its affiliates, as listed on Annex A hereto (“KAM”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KAM chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KAM shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

•                  You cannot limit sharing by KAM for everyday business purposes.

•                  For our marketing purposes: KAM shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KAM for this reason.

•                  For joint marketing with other financial companies: KAM does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KAM shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

•                  For the everyday business purposes of affiliates: KAM does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KAM does not share personal information with affiliates so that they can market to you.

•                  For use by nonaffiliates to market to you: KAM does not share personal information with nonaffiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by nonaffiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with our affiliates, except to provide you products and services that meet your financial needs.

Nonaffiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with nonaffiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KAM does not jointly market.

ANNEX A

KKR Financial Holdings LLC

KKR Strategic Capital Fund, L.P.

KKR Strategic Capital Fund MRO Trust

KKR Strategic Capital Fund STRO Trust

KKR Strategic Capital Institutional Fund, Ltd.

KKR Strategic Capital Overseas Fund MRO Ltd.

KKR Strategic Capital Overseas Fund STRO Ltd.

KKR Strategic Capital Overseas Fund, Ltd.

KKR Mezzanine Partners I L.P.

KKR Mezzanine Partners I Feeder L.P.

KKR Mezzanine Partners I Side-by-Side L.P.

KKR Mezzanine Partners Offshore Feeder I L.P.

KKR Equity Strategies L.P.

KKR Equity Strategies (Overseas) Limited

KKR Equity Strategies (Overseas) Ltd.

KKR Lending Partners L.P.

KKR Lending Partners Private Investors L.P.

KKR Lending Partners Feeder L.P.

KKR – Keats Capital Partners L.P.

KKR – Milton Capital Partners L.P.

KKR – Milton Co-Investments L.P.

KKR Corporate Credit Partners L.P.

8 Capital Partners L.P.

KKR Floating Rate Fund L.P.

KKR Special Situations (Domestic) Fund L.P.

KKR Special Situations (Offshore) Fund L.P.

KKR Special Situations (Domestic) Feeder L.P.

KKR Special Situations (Offshore) Feeder L.P.

KKR Special Situations (Domestic) Fund Private Investors L.P.

KKR Special Situations (Offshore) Fund Private Investors L.P.

KKR Special Situations (TE) Feeder L.P.

KKR Alternative High Yield Fund

KKR Alternative Corporate Opportunities Fund

KKR Income Opportunities Fund

KKR-PBPR Capital Partners L.P.

KKR-VRS Credit Partners L.P.

KKR Mackellar Partners L.P.

KKR Credit Relative Value Private Investors L.P.

KKR Credit Relative Value (Overseas) Limited

KKR Credit Relative Value L.P.

KKR Credit Relative Value (Overseas) Intermediate L.P.

KKR Credit Relative Value Master Fund L.P.

KKR Credit Select (Domestic) Fund L.P.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Trust aggregate fees for services rendered to the Trust for the fiscal year as follows:

	FYE 10/31/2013	FYE 10/31/2012
(a)Audit Fees	$30,000	$10,000
(b)Audit-Related Fees	N/A	N/A
(c)Tax Fees	$9,450	$8,654
(d)All Other Fees	N/A	N/A

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	N/A	N/A
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal period were $9,450.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable open-end management investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from November 1, 2012 through October 31, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Series Trust

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date:	12/20/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date:	12/20/13

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date:	12/20/13